UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2022

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
3150 Pleasant View Road
Middleton, WI 53562
(Address of principal executive offices) (Zip Code)
608-829-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Introduction
On July 21, 2022, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among Natus Medical Incorporated, a Delaware corporation (“Natus” or the “Company”), Prince Parent Inc., a Delaware corporation (“Parent”), and Prince Mergerco Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent is controlled by investment funds affiliated with ArchiMed SAS, a healthcare-focused investment firm (“ArchiMed”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock held in treasury or held by Parent, Merger Sub or their respective subsidiaries, but including each share of Company Restricted Stock (as defined below)) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $33.50, without interest thereon (the “Per Share Price,” and such cash the “Merger Consideration”).

At the Effective Time:

•each share of Company Common Stock subject to vesting restrictions or a risk of forfeiture (“Company Restricted Stock”) outstanding as of immediately prior to the Effective Time, whether vested or unvested and whether or not granted pursuant to any of the Company’s equity plans (“Company Stock Plans”), was cancelled and converted into and became a right to receive an amount in cash, without interest and subject to any required tax withholding, equal to the Per Share Price;

•except as set forth in that certain retention agreement, dated as of April 17, 2022, by and among Thomas J. Sullivan, Parent and the Company (the “CEO Retention Agreement”), each restricted stock unit in respect of shares of Company Common Stock (each, a “Company Restricted Stock Unit”) outstanding as of immediately prior to the Effective Time, whether vested or unvested and whether or not granted pursuant to any Company Stock Plan, was cancelled and was converted into and became a right to receive an amount in cash, without interest and subject to any required tax withholding, equal to (i) the amount of the Per Share Price; multiplied by (ii) (1) with respect to Company Restricted Stock Units that were only subject to time-vesting requirements, the total number of shares of Company Common Stock subject to such Company Restricted Stock Unit, and (2) with respect to Company Restricted Stock Units that were subject to time- and performance-vesting requirements, the total number of shares of Company Common Stock determined to be performance vested with the performance goals deemed achieved at maximum levels and with the remaining time-vesting requirements deemed satisfied;

•any Company Restricted Stock and Company Restricted Stock Units granted after the date of the Merger Agreement that were outstanding as of immediately prior to the Effective Time, whether vested or unvested and whether or not granted pursuant to any Company Stock Plan, were treated at the Effective Time in the manner set forth above, provided that any applicable performance goals were deemed achieved at target levels, rather than at maximum;

•each option (or portion thereof) to purchase a share of Company Common Stock (a “Company Option”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested and whether or not granted pursuant to any Company Stock Plan, and that had an exercise price per share less than the Per Share Price (each, an “In-the-Money Company Option”) was cancelled and converted into and became a right to receive an amount in cash, without interest and subject to any required tax withholding, equal to (i) the amount of the Per Share Price (less the exercise price per share attributable to such Company Option), multiplied by (ii) the total number of shares of Company Common Stock that are issuable upon the full exercise of such Company Option. All Company Options were In-the-Money Options.

Pursuant to the CEO Retention Agreement, (i) Mr. Sullivan’s market stock units were deemed attained at the level of performance actually achieved through the consummation of the Merger based on the Per Share Price, and (ii) $6,000,000 in respect of Company Restricted Stock Units that were held by Mr. Sullivan and cancelled upon the Effective Time is payable as retention in accordance with the terms of the CEO Retention Agreement. All other amounts payable to Mr. Sullivan in respect of his Company Restricted Stock and Company Restricted Stock Units were paid in accordance with the Merger Agreement, as described above.

The foregoing description of the Merger Agreement, CEO Retention Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement and the CEO Retention Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
In connection with the consummation of the Merger, on July 21, 2022, the Company terminated all commitments and repaid all outstanding loans under the Credit Agreement, dated September 23, 2016, by and among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent, Citibank, N.A. as Syndication Agent, and the lenders party thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The information set forth in the Introduction is incorporated herein by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.
In connection with the consummation of the Merger, Natus requested that the Nasdaq Global Select Market (“Nasdaq”) suspend trading of Company Common Stock on Nasdaq and remove Company Common Stock from listing on Nasdaq, in each case, prior to the opening of the market on July 21, 2022. Natus also requested that Nasdaq file a notification of removal from listing of Company Common Stock on Form 25 with the SEC.
Natus intends to file Form 15 with the SEC to request the deregistration of Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Natus’ reporting obligations under Sections 13 and 15(d) of the Exchange Act ten days after the filing of the Form 25.

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth in Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated by reference into this Item 3.03.
At the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Natus other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.
The information set forth in Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 is incorporated by reference into this Item 5.01.
As a result of the Merger, a change in control of Natus occurred, and Natus is now a wholly-owned subsidiary of Parent. . Parent obtained the funds necessary to fund the Merger through equity financing from certain funds managed by ArchiMed and debt financing from Jefferies Finance LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the Effective Time, in accordance with the Merger Agreement, all of the directors of Natus immediately prior to the Effective Time resigned as directors of Natus and Justin Bateman and Florian Demleitner were appointed directors of Natus.

The officers of Merger Sub as of immediately prior to the Effective Time will be the officers of Natus until their successors are duly appointed.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01, Item 3.03, Item 5.01 and Item 5.02 is incorporated by reference into this Item 5.03.
Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except for provisions with respect to indemnification, exculpation and advancement of expenses. In addition, at the Effective Time, the Second Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Bylaws of Merger Sub as in effect immediately prior to the Effective Time. Copies of Natus' amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.
On July 21, 2022, Natus and ArchiMed issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of April 17, 2022, by and among Natus Medical Incorporated, Prince Parent Inc. and Prince Mergerco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Natus Medical Incorporated Form 8-K (file No. 000-33001) filed on April 18, 2022)*

3.1	Second Amended and Restated Certificate of Incorporation of Natus Medical Incorporated, dated July 21, 2022+
3.2	Third Amended and Restated Bylaws of Natus Medical Incorporated, dated July 21, 2022+
10.1
Retention Agreement, dated as of April 17, 2022, by and among Natus Medical Incorporated, Prince Parent Inc. and Thomas J. Sullivan (incorporated by reference to Exhibit 10.1 to the Current Report on Natus Medical Incorporated Form 8-K (file No. 000-33001) filed on April 18. 2022)

99.1	Joint Press Release, dated July 21, 2022+
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*    Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

+    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: July 21, 2022	By:	/s/ B. Drew Davies
	Name:	B. Drew Davies
	Title:	Executive Vice President and Chief Financial Officer